UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2024

TWFG, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42177	99-0603906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1201 Lake Woodlands Drive Suite 4020 The Woodlands, Texas	77380
	(Address of principal executive offices)	(Zip Code)
(281) 367-3424
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	TWFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
On July 17, 2024, TWFG, Inc. (the “Company”) priced the initial public offering (“IPO”) of its Class A common stock, $0.01 par value per share (the “Class A Common Stock”), at an offering price of $17.00 per share (the “IPO Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-280439), as amended (the “Registration Statement”). On July 17, 2024, in connection with the pricing of the IPO, the Company and TWFG Holding Company, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule 1 thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 11,000,000 shares of its Class A Common Stock at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 1,650,000 shares of Class A Common Stock from the Company, which was exercised by the Underwriters in whole. The offering closed and the shares were delivered on July 19, 2024 (the “Closing Date”).
The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).
This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.
In connection with the consummation of the IPO, the Company entered into the following agreements, previously filed as exhibits to the Registration Statement:
•a Registration Rights Agreement, dated as of July 19, 2024, by and among the Company and the stockholders party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;
•a Tax Receivable Agreement, dated as of July 19, 2024, by and among the Company, TWFG Holding Company, LLC (“TWFG Holdings”) and each member of TWFG Holdings party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;
•a Third Amended and Restated Limited Liability Agreement of TWFG Holdings, dated as of July 17, 2024, among TWFG Holdings, the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein; and
•a Reorganization Agreement, dated as of July 17, 2024, by and among the Company, TWFG Holdings and the other signatories party thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.
The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.
Item 3.02. Unregistered Sales of Equity Securities.
In connection with the reorganization incident to the IPO, the Company issued (i) 2,161,874 shares of Class A Common Stock in exchange for units (“LLC Units”) in TWFG Holdings, (ii) 7,277,651 shares of Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock”), for consideration of $0.00001 per share (or $72.78 in the aggregate) and (iii) 33,893,810 shares of the Company’s Class C common stock, par value $0.00001 per share (the “Class C Common Stock”), for consideration of $0.00001 per share (or $338.94 in the aggregate), to certain members of TWFG Holdings. The shares were issued in reliance on the exemption contained in Section 4(a)(2) of the Securities Act, on the basis that the transaction did not involve a public offering.
Item 3.03. Material Modifications to Rights of Security Holders.
The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 18, 2024, Janet S. Wong and Robin A. Ferracone were appointed to the Company’s board of directors. Information regarding the committees upon which these directors serve, related party transactions involving any of these directors and the compensation plans in which such directors participate were previously reported (as defined by Rule 12b-2 under the Securities Exchange Act of 1934, as amended) in the Registration Statement.
On July 17 and 18, 2024, the Company entered into indemnification agreements with its directors and executive officers in connection with the IPO. These agreements will require the Company to indemnify these parties to the fullest extent permitted under Delaware law, including indemnification of expenses such as attorneys’ fees incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
The foregoing is only a summary of the material terms of the indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.
On July 17, 2024, the Company adopted the TWFG, Inc. 2024 Omnibus Incentive Plan (the “Plan”), a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference herein. The description and form of the Plan is substantially the same as the description and the form set forth in and filed as an exhibit to the Registration Statement.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 17, 2024, the Company amended and restated its Certificate of Incorporation, filed with the Secretary of State of the State of Delaware (the “Amended and Restated Certificate of Incorporation”). On July 17, 2024, the Company amended and restated its By-laws (the “Amended and Restated Bylaws”). Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The descriptions and forms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1
Underwriting Agreement, dated as of July 17, 2024, among TWFG, Inc., TWFG Holding Company, LLC and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives for the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation of TWFG, Inc., dated July 17, 2024.
3.2	Amended and Restated Bylaws of TWFG, Inc., dated July 17, 2024.
10.1	Registration Rights Agreement, dated as of July 19, 2024, by and among TWFG, Inc. and the stockholders party thereto.
10.2	Tax Receivable Agreement, dated as of July 19, 2024, by and among TWFG, Inc., TWFG Holding Company, LLC and each member of TWFG Holding Company, LLC party thereto.
10.3	Third Amended and Restated Limited Liability Agreement of TWFG Holding Company, LLC, dated as of July 17, 2024, among TWFG Holding Company, LLC, TWFG, Inc. and the other signatories party thereto.
10.4	Reorganization Agreement, dated as of July 17, 2024, by and among TWFG, Inc., TWFG Holding Company, LLC and the other signatories party thereto.
10.5
Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.7 to TWFG, Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 24, 2024).

10.6	TWFG, Inc. 2024 Omnibus Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWFG, INC.

Date: July 23, 2024	By:	/s/ Richard F. Bunch III
	Name:	Richard F. Bunch III
	Title:	Chief Executive Officer